Exhibit 10.92

RADIATION THERAPY SERVICES, INC.

DOCUMENTS RELATING TO THE JOINDER OF

JACKSONVILLE RADIATION THERAPY SERVICES, INC.

DOCUMENT	TAB

Supplement No. 1 to the Guaranty and Collateral Agreement	1

Assistant Secretary’s and Incumbency Certificate	2

• Exhibit A: Certificate of Incorporation
• Exhibit B: Bylaws
• Exhibit C: Resolutions
• Exhibit D: Good Standing Certificate
• Exhibit D: Incumbency Certificate

Lien Search Results	3

Filed UCC-1 Financing Statement	4

Legal Opinion of Shumaker, Loop & Kendrick, LLP	5

SUPPLEMENT NO. 1 dated as of June 6th, 2008, to the Guaranty and Collateral Agreement (the “Collateral Agreement”) dated as of February 21, 2008, among RADIATION THERAPY SERVICES HOLDINGS, INC., a Delaware corporation (“Parent”), RADIATION THERAPY SERVICES, INC., a Florida corporation (“Borrower”), each subsidiary of Borrower listed on Schedule I thereto (each such subsidiary individually a “Subsidiary Guarantor” and collectively, the “Subsidiary Guarantors”); the Subsidiary Guarantors and Borrower are referred to collectively herein as the “Grantors”) and WACHOVIA BANK, NATIONAL ASSOCIATION, (“Wachovia”), as Collateral Agent (in such capacity, the “Collateral Agent”).

A.            Reference is made to the Credit Agreement dated as of February 21, 2008 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Parent, Borrower, the lenders from time to time party thereto, Wachovia, as Administrative Agent and the other financial institutions party thereto.

B.            Capitalized terms used in this Agreement and not otherwise defined in this Agreement shall have the meanings assigned to such terms in the Credit Agreement and the Collateral Agreement referred to therein.

C.            The Grantors have entered into the Collateral Agreement in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit. Section 7.14 of the Collateral Agreement provides that additional Subsidiaries of Borrower may become Subsidiary Guarantors under the Collateral Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become Subsidiary Guarantors under the Collateral Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

Accordingly, the Collateral Agent and the New Subsidiary agree as follows:

SECTION 1. In accordance with Section 7.14 of the Collateral Agreement, the New Subsidiary by its signature below becomes a Subsidiary Guarantor and a Grantor under the Collateral Agreement with the same force and effect as if originally named therein as a Subsidiary Guarantor and a Grantor and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Collateral Agreement applicable to it as a Subsidiary Guarantor and Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor and Subsidiary Guarantor thereunder are true and correct on and as of the date hereof.  In furtherance of the foregoing, the New Subsidiary, as security for the payment and performance in full of the Secured Obligations (as defined in the Collateral Agreement), does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all the New Subsidiary’s right, title and interest in and to the Collateral (as defined in the Collateral Agreement) of the New Subsidiary. Each reference to a “Subsidiary Guarantor” or “Grantor” in the Collateral Agreement shall be deemed to include the New Subsidiary. The Collateral Agreement is hereby incorporated in this Agreement by reference.

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SECTION 2. The New Subsidiary represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 3. This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received a counterpart of this Supplement that bears the signature of the New Subsidiary and the Collateral Agent has executed a counterpart hereof. Delivery of an executed signature page to this Supplement by facsimile transmission or Adobe PDF email shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. The New Subsidiary hereby represents and warrants that set forth (a) under its signature hereto is (i) the true and correct legal name of the New Subsidiary, (ii) its jurisdiction of formation, (iii) its Federal Taxpayer Identification Number and its organizational identification number and (iv) the location of its chief executive office and (b) on Schedule I hereto all Capital Stock, Instruments, Copyright, Patent and Trademark registrations, applications and licenses owned by such New Subsidiary.

SECTION 5. Except as expressly supplemented hereby, the Collateral Agreement shall remain in full force and effect.

SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. Any provision of this Supplement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof and in the Collateral Agreement; the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 7.01 of the Collateral Agreement.

SECTION 9. The New Subsidiary agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

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IN WITNESS WHEREOF, the New Subsidiary and the Collateral Agent have duly executed this Supplement to the Collateral Agreement as of the day and year first above written.

JACKSONVILLE RADIATION THERAPY SERVICES, INC., a Florida corporation

	By:	/s/ David N.T. Watson
Name: David N.T. Watson
Title: Vice President

Legal Name:
Jacksonville Radiation Therapy Services, Inc.
Jurisdiction of Formation:
State of Florida
Location of Chief Executive Office:
2234 Colonial Boulevard
Fort Myers, Florida 33907

WACHOVIA BANK, NATIONAL ASSOCIATION, AS COLLATERAL AGENT,

	By:	/s/ Kirk Tesch
Name: Kirk Tesch
Title: Vice President

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Schedule I

to the Supplement No. 1

to the Collateral Agreement

CAPITAL STOCK

			Number and
	Number of	Registered	Class of	Percentage of
Issuer	Certificate	Owner	Capital Stock	Capital Stock
Jacksonville Radiation Therapy Services, Inc.	2	21st Century Oncology of Jacksonville, Inc.	100 shares of Common Stock	100%

DEBT SECURITIES

Issuer	Principal Amount	Date of Note	Maturity Date
None

INTELLECTUAL PROPERTY

I.              Copyright Registrations

		Registration	Expiration
Registered Owner	Title	Number	Date
None

II.            Copyright Applications

		Registration	Date
Registered Owner	Title	Number	Filed
None

III.           Copyright Licenses

Licensee	Licensor	Title	Registration Number	Expiration Date
None

IV.           Patents

Registered Owner	Mark	Registration Number	Expiration Date
None

V.            Patent Applications

Registered Owner	Mark	Registration Number	Date Filed
None

VI.           Patent Licenses

Licensee	Licensor	Mark	Registration Number	Expiration Date
None

VII.          Trademark Registrations

Registered Owner	Type	Registration Number	Expiration Date
None

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VIII.        Trademark Applications

Registered Owner	Type	Registration Number	Date Filed
None

IX.           Trademark Licenses

Licensee	Licensor	Type	Registration Number	Expiration Date
None

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JACKSONVILLE RADIATION THERAPY SERVICES, INC.

ASSISTANT SECRETARY’S AND INCUMBENCY CERTIFICATE

The undersigned, Margarita Suarez, hereby certifies that she is the duly elected or appointed, qualified and acting Assistant Secretary of Jacksonville Radiation Therapy Services, Inc., a Florida corporation (the “Company”), and that she is authorized to execute and deliver this certificate on behalf of the Company in connection with and pursuant to (i) Section 5 of that certain Credit Agreement dated as of February 21, 2008 (the Credit Agreement”), among Radiation Therapy Services Holdings, Inc., a Delaware corporation (“Parent”), the Company (as successor to RTS MergerCo, Inc., a Florida corporation (“MergerSub”)), the Company, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”) and Wachovia Bank, National Association (“Wachovia”), as Administrative Agent, Collateral Agent, Issuing Bank and Swingline Lender, and (ii) Section 5 of that certain Senior Subordinated Interim Loan Credit Agreement (the “Interim Loan Credit Agreement” and together with the Credit Agreement the “Credit Agreements”) dated as of the date hereof among Parent, the Company (as successor to MergerSub), the several banks and other financial institutions or entities from time to time parties thereto (the “Interim Loan Credit Lenders”) and Wachovia, as Administrative Agent, Collateral Agent, Issuing Bank and Swingline Lender and further certifies as of the date hereof as follows:

1.       Attached hereto as Exhibit A is a true, complete and correct copy of the Certificate of Incorporation of the Company and all amendments thereto (as so amended, modified or supplemented, the “Certificate of Incorporation”), which is in effect on and as of the date hereof, certified by the Secretary of State of the State of Florida as of a recent date as true, complete and correct and which has not been otherwise amended, modified or repealed, and no proceedings for the amendment, modification or rescission thereof are pending and no action has been taken by the Company, its shareholders, directors, or officers in contemplation of the filing of any such amendment or other document or in contemplation of the liquidation or dissolution of the Company.

2.       Attached hereto as Exhibit B is a true, complete and correct copy of the Bylaws (the “Bylaws”) of the Company as in effect on and as of the date hereof and at all times since the date of the Resolutions (as defined below), which have not been amended, modified or repealed other than as reflected therein, and no proceedings for the amendment, modification or rescission thereof are pending as of the date hereof and such Bylaws are in full force and effect as of the date hereof.

3.       Attached hereto as Exhibit C is a true, complete and correct copy of the resolutions (the “Resolutions”) duly adopted by the Board of Directors of the Company (the “Board of Directors”), as of the date set forth therein, authorizing the Company’s execution, delivery and performance of the transactions and documents required or contemplated by the Credit Agreements, and all other Loan Documents to which the Company is a party. As of the date hereof, such Resolutions (i) have not been modified, rescinded or amended, (ii) are in full force and effect in the form attached hereto, and (iii) constitute the only resolutions adopted by the Board of Directors thereof directly related to or affecting such matters.

4.        Attached hereto as Exhibit D is a true, complete and correct copy of the certificate of good standing of the Company issued by the Secretary of State of the State of Florida, dated as of June 6, 2008.

5.        Attached hereto as Exhibit E are the names and the true signatures of the acting officers of the Company, duly appointed or elected, and qualified and said officers are authorized by the Board of Directors to execute and deliver on behalf of the Company the Credit Agreements, the other Loan Documents and any other documents delivered in connection therewith on behalf of the Company and the signature of such officer where set forth hereon is the true and genuine signature of such officer.

All capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement or the Interim Loan Credit Agreement as applicable.

This certificate is provided by the undersigned in her capacity as the Assistant Secretary of the Company and not in her individual capacity.

[Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned has caused this Certificate to be executed in the undersigned’s capacity as Secretary of the Company as of this 6th day of June 2008.

By:	/s/ Margarita Suarez
Name: Margarita Suarez
Title: Assistant Secretary

I, David N.T. Watson, as Vice President of the Company, do hereby certify on behalf of the Company that Margarita Suarez is the duly elected or appointed, qualified and acting Assistant Secretary of the Company and that the signature set forth above is the genuine signature of such person.

IN WITNESS WHEREOF, the undersigned has caused this Certificate to be executed as of this 6th day of June 2008.

By:	/s/ David N. T. Watson
Name: David N. T. Watson
Title: Vice President

EXHIBIT A

ARTICLES OF INCORPORATION

JACKSONVILLE RADIATION THERAPY SERVICES, INC.

The undersigned, acting as incorporator of a Florida corporation under the Florida Business Corporation Act, Chapter 607 of the Florida Statutes, hereby adopts the following Articles of Incorporation for such Corporation:

ARTICLE I

NAME

The name of the Corporation is JACKSONVILLE RADIATION THERAPY SERVICES, INC.

ARTICLE II

PRINCIPAL OFFICE AND MAILING ADDRESS

The Corporation’s principal office and the mailing address of the Corporation is:

2234 Colonial Boulevard

Fort Myers, FL 33907

ARTICLE III

PURPOSE

The Corporation is organized for the purpose of providing radiation therapy services and transacting any and all lawful business for which corporations may be incorporated under the laws of Florida.

ARTICLE IV

CAPITAL STOCK

The total number of shares of all classes of capital stock which the Corporation shall have the authority to issue is One Hundred (100) shares of common stock, $.001 par value per share.

ARTICLE V

INITIAL BOARD OF DIRECTORS

The Corporation shall initially have four (4) directors to hold office until the first annual meeting of shareholders and until their successors have been elected and qualified, or until their earlier resignation, removal from office or death. The number of directors may be either increased or decreased from time to time in accordance with the Bylaws of the Corporation. The names and addresses of the initial directors of the Corporation are:

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Name	Address

Daniel E. Dosoretz, M.D.	2234 Colonial Boulevard
Fort Myers, FL 33907

James H. Rubenstein, M.D.	2234 Colonial Boulevard
Fort Myers, FL 33907

Michael J. Katin, M.D.	2234 Colonial Boulevard
Fort Myers, FL 33907

Howard M. Sheridan, M.D.	2234 Colonial Boulevard
Fort Myers, FL 33907

ARTICLE VI

INITIAL REGISTERED AGENT AND OFFICE

The name of the initial registered agent of the Corporation and the street address of the initial registered office of the Corporation are as follows:

Corporation Service Company
1201 Hays Street
Tallahassee, Florida 32301

ARTICLE VII

INCORPORATOR

The name and address of the person signing these Articles as Incorporator are:

Kathleen M. Bickelhaupt
101 E. Kennedy Blvd., Suite 2800
Tampa, FL 33602

ARTICLE VIII

INDEMNIFICATION

The Corporation shall indemnify any person who is or was a Director, Officer, employee, or agent of the Corporation or was serving at the request of the Corporation as a Director, Officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, to the fullest extent permitted by law.

IN WITNESS WHEREOF, the undersigned has executed these Articles of Incorporation this 2nd day of April, 2008.

/s/ Kathleen M. Bickelhaupt
Kathleen M. Bickelhaupt
Incorporator

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CERTIFICATE OF DESIGNATION

REGISTERED AGENT/REGISTERED OFFICE

Pursuant to the relevant provisions of the Florida Statutes, the undersigned Corporation, organized under the laws of the State of Florida, submits the following statement in designating the registered office/registered agent, in the State of Florida.

1.             The name of the Corporation is JACKSONVILLE RADIATION THERAPY SERVICES, INC.

2.             The name and street address of the registered agent and office in the State of Florida are:

Corporation Service Company
1201 Hays Street
Tallahassee, Florida 32301

HAVING BEEN NAMED AS REGISTERED AGENT AND TO ACCEPT SERVICE OF PROCESS FOR THE ABOVE NAMED CORPORATION AT THE PLACE DESIGNATED IN THIS CERTIFICATE, I HEREBY ACCEPT THE APPOINTMENT AS REGISTERED AGENT AND AGREE TO ACT IN THIS CAPACITY. I FURTHER AGREE TO COMPLY WITH THE PROVISIONS OF ALL STATUTES RELATING TO THE PROPER AND COMPLETE PERFORMANCE OF MY DUTIES, AND I AM FAMILIAR WITH AND ACCEPT THE OBLIGATION OF MY POSITION AS REGISTERED AGENT.

Corporation Service Company

By:	/s/ Doreen Wallace
Name:	Doreen Wallace
Assistant Vice President

Dated: April 2, 2008

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EXHIBIT B

BYLAWS
OF
JACKSONVILLE RADIATION THERAPY SERVICES, INC.
a Florida corporation

(Adopted April 2, 2008)

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ARTICLE V - OFFICERS		8

1.	OFFICERS	8
2.	ELECTION AND TERM OF OFFICE	8
3.	RESIGNATION AND REMOVAL	9
4.	VACANCIES	9
5.	CHAIRMAN	9
6.	VICE CHAIRMAN	9
7.	PRESIDENT	9
8.	VICE PRESIDENT	10
9.	SECRETARY	10
10.	TREASURER	10
11.	SALARIES	10

ARTICLE VI - SHARES AND THEIR TRANSFER		10

1.	CERTIFICATES FOR SHARES	10
2.	TRANSFER OF SHARES	11
3.	LOST, DESTROYED OR STOLEN CERTIFICATED SECURITIES	11

ARTICLE VII - BOOKS, RECORDS AND REPORTS		11

1.	BOOKS AND RECORDS	11
2.	SHAREHOLDER’S INSPECTION RIGHTS	12
3.	ANNUAL REPORTS	13
4.	FINANCIAL STATEMENTS	13
5.	OTHER REPORTS TO SHAREHOLDERS	13

ARTICLE VIII - MISCELLANEOUS		14

1.	DISTRIBUTIONS TO SHAREHOLDERS	14
2.	CORPORATE SEAL	14
3.	EXECUTION OF INSTRUMENTS	14
4.	INDEMNIFICATION	14

ARTICLE IX - AMENDMENTS		14

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BYLAWS
OF
JACKSONVILLE RADIATION THERAPY SERVICES, INC.
a Florida corporation
(Adopted April 2, 2008)

ARTICLE I - OFFICES

1.                                       Business Offices. Jacksonville Radiation Therapy Services, Inc. (hereinafter referred to as the “Corporation”), may have such offices, either within or without the State of Florida, as the Board of Directors may designate from time to time. The Corporation shall designate an office as its “principal office” in accordance with Florida law.

2.                                       Registered Office. The Corporation shall have and continuously maintain a registered office in the State of Florida, which may be changed from time to time by the Board of Directors or by an Officer of the Corporation so authorized by the Board of Directors.

ARTICLE II - SHAREHOLDERS

1.                                       Annual Meeting. The Corporation shall hold an Annual Meeting of the Shareholders for the election of Directors and for the transaction of any proper business. The Annual Meeting of Shareholders shall be held at such time and on such date as the Corporation’s Board of Directors shall determine from time to time but not later than thirteen (13) months after the last Annual Meeting of Shareholders. The failure to hold it at the designated time does not affect the validity of any corporate action and shall not work as a forfeiture of or dissolution of the Corporation.

2.                                       Special Meetings. Special meetings of the Shareholders may be called by the President or the Board of Directors and shall be called if the holders of not less than Ten Percent (10%) of the votes entitled to be cast on any issue proposed to be considered at the proposed meeting sign, date and deliver a written demand or several such written demands for the special meeting describing the purpose or purposes for the meeting to the Corporation’s Secretary. Only business within the purpose or purposes described in the special meeting notice may be conducted at such special meeting.

3.                                       Place of Meeting. The Board of Directors may designate any place either within or without the State of Florida as the place of meeting for any Annual Meeting or for any special meeting of the Shareholders. If no designation is made, then the place of the meeting shall be the principal office of the Corporation.

4.                                       Notice of Meeting. Written notice stating the place, date, and time of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) nor more than sixty (60) days before the date of the meeting, either personally or by first class mail, by or at the direction of the President or the Secretary of the Corporation or the persons calling the meeting to each Shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed delivered upon deposit in the United States mail, with postage prepaid, addressed to the Shareholder at the address specified in the Corporation’s stock transfer records.

5.                                       Notice of Adjourned Meeting. Notice of an adjourned meeting is necessary only if the new place, date and time are not announced at the meeting from which the adjournment is taken or a new record date is fixed for the reconvening of the meeting. At the adjourned meeting, any business may be transacted that might have been transacted on the original date of the meeting.

6.                                       Waiver of Notice. A Shareholder may waive any notice required by statute, the Articles of Incorporation, or Bylaws before or after the date and time stated in the notice. The waiver must be in writing, be signed by the Shareholder entitled to the notice, and be delivered to the Corporation for inclusion in the minutes or filing with the corporate records. Neither the business to be transacted at nor the purpose of any regular or special meeting of the Shareholders need be specified in any written waiver of notice. A Shareholder’s attendance at a meeting waives objection to (a) lack of notice or defective notice of the meeting, unless the Shareholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting or (b) consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the Shareholder objects to considering the matter when it is presented.

7.                                       Record Date Determinations. The Board of Directors may fix the record date for one or more voting groups in order to determine the Shareholders entitled (a) to notice of or to vote at any meeting of Shareholders or any adjournment thereof, (b) to demand a special meeting, (c) to receive any distribution or (d) to take any other action. Such a record date must be a date after the date upon which the Board of Directors made the record date determination. The record date cannot be more than seventy (70) days before the meeting or action requiring a determination of Shareholders. A determination of Shareholders entitled to notice of or to vote at a Shareholders’ meeting is effective for any adjournment of the meeting unless the Board of Directors fixes a new record date, which it must do if the meeting is adjourned to a date more than one hundred twenty (120) days after the date fixed for the original meeting.

8.                                       Quorum. Unless otherwise required in the Articles of Incorporation, a majority of the outstanding shares entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of Shareholders. When a specified item of business is required to be voted on by a class, series of stock, or voting group, a majority of the shares of such class, series or voting group shall constitute a quorum for the transaction of such item of business by that class, series or voting group. This quorum requirement can be changed only by an amendment to the Corporation’s Articles of Incorporation. After a quorum has been established, the subsequent withdrawal of Shareholders, so as to reduce the shares represented at the meeting below the number required for the original quorum, does not affect the validity of any action taken at the meeting.

9.                                       Voting. Each outstanding share entitled to vote shall be entitled to one vote upon each matter submitted to a vote at a meeting of Shareholders. If a quorum exists at a meeting of Shareholders, (a) action on a matter, other than the election of Directors, is approved if the votes cast by the holders of the shares represented at the meeting and entitled to vote on the subject matter favoring the action exceed the votes cast opposing the action, unless a greater number of affirmative votes or voting by classes is required by law; and (b) action on a matter, other than the election of Directors, by a voting group is approved if the votes cast within the voting group favoring the action exceed the votes cast opposing the action, unless a greater number of affirmative votes is required by law.

10.                                 Proxies. A Shareholder, other person entitled to vote on behalf of a Shareholder pursuant to law, or a Shareholder’s attorney-in-fact may vote the Shareholder’s shares in person or by proxy. A Shareholder may appoint a proxy to vote or otherwise act for him by signing an appointment form, either personally or by his attorney-in-fact. An executed telegram or cablegram appearing to have been transmitted by such person, or a photographic, photostatic or equivalent reproduction of an appointment form, is a sufficient appointment form. An appointment of a proxy is effective when received by the corporate officer or agent authorized to tabulate votes. An appointment is valid for up to eleven (11) months unless a longer period is expressly provided in the appointment form. An appointment of a proxy is revocable by the Shareholder, except as otherwise provided by law.

11.                                 Action by Shareholders Without a Meeting. Any action required or permitted to be taken at any meeting of Shareholders may be taken without a meeting, without prior notice, and without a vote, if the action is taken by the holders of shares of each voting group entitled to vote thereon having not less than the minimum number of votes with respect to each voting group that would be necessary to authorize or take such action at a duly constituted meeting. In order to be effective, the action must be evidenced by one or more written consents describing the action taken, dated and signed by approving Shareholders having the requisite number of votes of each voting group entitled to vote thereon, and delivered to the Corporation’s principal office in Florida, its principal place of business or its officer or agent having custody of the book in which proceedings of meetings of Shareholders are recorded. No written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the date of the earliest dated consent delivered in the manner required by this section, written consents signed by the number of holders required to take action are delivered to the Corporation in the manner required by this section. Such a written consent has the effect of a meeting vote.

Any written consent, once given, may be revoked prior to the date that the Corporation receives the required number of consents to authorize the proposed action. No revocation is effective unless in writing and until received by the Corporation at its principal office in Florida or its principal place of business, or received by the corporate officer or agent having custody of the book in which proceedings of meetings of Shareholders are recorded.

Notice of such action must be given to those Shareholders who have not consented in writing or who are not entitled to vote on the action within ten (10) days after obtaining such authorization by written consent. The notice shall fairly summarize the material features of the authorized action and, if the action be such for which dissenter’s rights are provided by law, the notice shall contain a clear statement of the right of the Shareholders dissenting therefrom to be paid the fair value of their shares upon compliance with the provisions of Florida law regarding the rights of dissenting shareholders.

committee of the Board of Directors of which he is not a member if the Director reasonably believes the committee merits confidence.

In discharging his duties, a Director may consider such factors as the Director deems relevant, including but not limited to the long-term prospects and interests of the Corporation and its Shareholders, and the social, economic, legal, or other effects of any action on the employees, suppliers, customers of the Corporation or its subsidiaries, the communities and society in which the Corporation or its subsidiaries operate, and the economy of the state and the nation.

A Director is not acting in good faith if he has knowledge concerning the matter in question that makes reliance otherwise permitted by this section unwarranted.

A Director is not liable for any action taken as a Director, or any failure to take any action, if he performed the duties of his office in compliance with this section.

4.                                       Election of Directors. At the Annual Meeting of Shareholders, Directors shall be elected by a plurality of the votes cast by the shares represented at the meeting and entitled to vote for the election of Directors. If the election of Directors is not held on a day designated in these Bylaws for any Annual Meeting of Shareholders, or at any adjournment thereof, the Board of Directors may cause the election to be held at a special meeting of Shareholders specifically called for that purpose. Between Annual Meetings of the Shareholders, the Board of Directors may elect additional persons to serve as members of the Board of Directors from time to time, as it determines advisable.

5.                                       Regular Meetings. The annual meeting of the Board of Directors shall be held without notice immediately after, and at the same place as, the annual election of Directors. The Board of Directors may, from time to time, by resolution appoint the time and place, either within or without the State of Florida, for holding other regular meetings of the Board, if by it deemed advisable; and such regular meetings shall thereupon be held at the time and place so appointed, without the giving of any notice with regard thereto. In case the day appointed for a regular meeting shall fall upon a Saturday, Sunday or legal holiday in the State of Florida, such meeting shall be held on the next succeeding day not a Saturday, Sunday or legal holiday in the State of Florida, at the regularly appointed hour.

6.                                       Special Meeting. Special meetings of the Board of Directors shall be held whenever called by the Chairman of the Board, any two Directors or the President of the Corporation. Special meetings may be held within or without the State of Florida. Notice of a special meeting must be given at least two (2) days prior to the date of the meeting by written notice delivered personally, by mail, telegram, telecopy or nationally recognized overnight courier service (such as Federal Express, Airborne, UPS, Emory or Purolator) to each Director at his address. Such notice shall be effective upon the earliest of (a) receipt, (b) five days after its deposit in the United States mail, as evidenced by the postmark, if mailed postpaid and correctly addressed, or (c) the date shown on the return receipt or other evidence of delivery, if sent by registered or certified mail, return receipt requested, or overnight courier service, and the delivery receipt is signed by or on behalf of the addressee. Such written notice shall include the date, time and place of the meeting. The notice of a special meeting need not describe the purpose of the special meeting.

7.                                       Notice of Adjourned Meeting. Notice of any adjourned meeting shall be given to the Directors who were not present at the time of the adjournment and, unless the date, time and place of the adjourned meeting are announced at the time of the adjournment, to the other Directors also.

8.                                       Waiver of Notice. A Director can waive the requirement of notice of a meeting of the Board of Directors by signing a waiver of notice either before or after the meeting. The attendance of a Director at a meeting constitutes a waiver of notice of such meeting and a waiver of any and all objections to the time or place of the meeting or the manner in which it has been called or convened, except when a Director states, at the beginning of the meeting or promptly upon arrival at the meeting, any objection to the transaction of business because the meeting is not lawfully called or convened.

9.                                       Quorum and Voting. Except as may be otherwise specifically provided by law, the Articles of Incorporation or these Bylaws, at all meetings of the Board of Directors, a majority of the number of Directors prescribed by the Articles of Incorporation or these Bylaws shall constitute a quorum for the transaction of business at such meeting. The affirmative vote of a majority of the Directors present at any meeting, if a quorum is present at the time of such vote, shall be the act of the Board of Directors. A majority of the Directors present at a meeting, whether or not a quorum exists, may adjourn the meeting to another time and place.

The Board of Directors may permit any or all Directors to participate in a regular special meeting by, or conduct the meeting through any use of, any means of communication by which all Directors participating may simultaneously hear each other during the meeting. A Director participating in a meeting by this means is deemed to be present in person at the meeting.

10.                                 Presumption of Assent. A Director who is present at a meeting of the Board of Directors or a committee thereof when corporate action is taken is deemed to have assented to the action unless (a) he objects at the beginning of the meeting or promptly upon arrival thereat to the holding of the meeting or the transacting of specified business at the meeting or (b) he votes against or abstains from the action taken.

11.                                 Action Without a Meeting. Any action required or permitted to be taken by the Board of Directors at a meeting may be taken without a meeting if the action is taken by all the Directors. The action must be evidenced by one or more written consents describing the action taken and signed by each Director. The action is effective when the last Director signs a consent, unless the consent specifies a different effective date. Such a consent has the effect of a meeting vote.

12.                                 Director Conflicts of Interest. No contract or other transaction between the Corporation and one or more of its Directors or any other corporation, firm, association, or entity in which one or more of its Directors are directors or officers or are financially interested shall be either void or voidable because of such relationship or interest, because such Director or

Directors are present at the meeting of the Board of Directors or a committee thereof which authorizes, approves or ratifies such contract or transaction, or because his or their votes are counted for such purpose, if: (a) the fact of such relationship or interest is disclosed or known to the Board of Directors or committee which authorizes, approves or ratifies the contract or transaction by a vote or consent sufficient for the purpose without counting the votes or consents of such interested Directors; (b) the fact of such relationship or interest is disclosed or known to the Shareholders entitled to vote to authorize, approve or ratify the contract or transaction under this Section 12 and they authorize, approve or ratify such contract or transaction by vote or written consent; or (c) the contract or transaction is fair and reasonable as to the Corporation at the time it is authorized by the Board of Directors, a committee, or the Shareholders.

For the purposes of Director action pursuant to this Section 12, a conflict of interest transaction is authorized, approved or ratified if it receives the affirmative vote of a majority of the Directors on the Board of Directors who have no relationship or interest in such transaction, but a transaction may not be authorized, approved or ratified under this Section 12 by a single Director. If a majority of the Directors who have no such relationship or interest in the transaction vote to authorize, approve or ratify the contract or transaction, a quorum is present for the purpose of authorizing, approving or ratifying the contract or transaction for purposes of this Section 12.

For the purposes of Shareholder action pursuant to this Section 12, shares owned by or voted under the control of a Director who has a relationship or interest in the contract or transaction may not be counted in a vote of Shareholders to determine whether to authorize, approve or ratify a contract or transaction under this Section 12. A majority of the shares, whether or not present, that are entitled to be counted in the vote on the contract or transaction constitutes a quorum for the purpose of taking action under this Section 12.

Notwithstanding approval pursuant to the provisions of this Section 12, unless otherwise provided by law, the Articles of Incorporation or these Bylaws, the authorization, approval or ratification of a contract or transaction by the Board of Directors also must comply with Section 9 of these Bylaws, including the requirements for determining a quorum under such Section.

13.                                 Compensation of Directors. The Board of Directors may fix the compensation of Directors. Each Director may be paid a stated salary as such or a fixed sum for the attendance at meetings of the Board of Directors or any committee thereof, or both, and may be reimbursed for his expenses of attendance at each such meeting. The Board of Directors may also pay to each Director rendering services to the Corporation not ordinarily rendered by Directors, as such, special compensation appropriate to the value of such services, as determined by the Board of Directors from time to time. None of these payments shall preclude any Director from serving the Corporation in any other capacity and receiving compensation therefor. The Board of Directors may determine the compensation of a Director who is also an Officer for service as an Officer as well as for service as a Director.

14.                                 Resignations. A Director may resign at any time by delivering written notice to the Board of Directors or its Chairman or to the Corporation. A resignation is effective when the notice is delivered unless the notice specifies a later effective date. If a resignation is made effective at a later date, the Board of Directors or Shareholders may elect a successor of such Director before the effective date if the Board of Directors provides that the successor does not take office until the effective date.

15.                                 Removal of Directors. The Shareholders may remove one or more Directors with or without cause. If a Director is elected by a voting group of Shareholders, only the Shareholders of that voting group may participate in the vote to remove him. A Director may be removed only if the number of votes cast to remove him exceeds the number of votes not to remove him. A Director may be removed by the Shareholders at a meeting of the Shareholders, provided the notice of the meeting states that the purpose, or one of the purposes, of the meeting is removal of the Director.

ARTICLE IV - COMMITTEES

1.                                       Creation. The Board of Directors may, by resolution adopted by a majority of the full Board of Directors, designate from among its members an Executive Committee and one or more other committees each of which, to the extent provided in such resolution, shall have and may exercise all the authority of the Board of Directors, except that no such committee shall have the authority to: (a) approve or recommend to Shareholders actions or proposals required by law to be approved by the Shareholders; (b) fill vacancies on the Board of Directors or any committee thereof; (c) adopt, amend or repeal the Bylaws; (d) authorize or approve the reacquisition of shares unless pursuant to a general formula or method specified by the Board of Directors; (e) authorize or approve the issuance or sale or contract for the sale of shares, or determine the designation and relative rights, preferences, and limitations of a voting group except that the Board of Directors may authorize a committee to do so within the limits specifically prescribed by the Board of Directors.

Each committee must have two or more members who serve at the pleasure of the Board of Directors. The Board of Directors, by resolution adopted by a majority of the full Board of Directors, may designate one or more Directors as alternate members of any such committee who may act in the place and stead of any absent member or members at any meeting of such committee.

2.                                       Operation. The sections of these Bylaws that govern meetings, notice and waiver of notice, quorum and voting, and action without a meeting requirements of the Board of Directors apply to committees and their members as well.

ARTICLE V - OFFICERS

1.                                       Officers. The Officers of the Corporation shall include a Chairman, a President, a Treasurer, a Secretary, and may include a Vice Chairman. Other Officers may be elected by the Board of Directors from time to time. A duly elected Officer may appoint one or more Officers or assistant officers, if authorized to do so by the Board of Directors. The same individual may simultaneously hold more than one office in the Corporation.

2.                                       Election and Term of Office. As far as practicable, the Officers of the Corporation shall be elected at the regular meeting of the Board of Directors following the annual election of

Directors. If the election of Officers is not held at such meeting, the election shall be held as soon thereafter as conveniently may be. Each Officer shall hold office until the regular meeting of the Board of Directors following the annual election of Directors in the next subsequent year and until his successor shall have been duly elected and shall have qualified, or until his earlier resignation, removal from office or death.

3.                                       Resignation and Removal. An Officer may resign at any time by delivering notice to the Corporation. A resignation is effective when the notice is delivered unless the notice specifies a later effective date. If a resignation is made effective at a later date and the Corporation accepts the future effective date, the Board of Directors may fill the pending vacancy before the effective date if the Board of Directors provides that the successor does not take office until the effective date.

The Board of Directors may remove any Officer at any time with or without cause. Any Officer or assistant officer, if appointed by another Officer, may likewise be removed by such Officer.

The appointment of an Officer does not itself create contract rights. An Officer’s removal does not affect the Officer’s contract rights, if any, with the Corporation. An Officer’s resignation does not affect the Corporation’s contract rights, if any, with the Officer.

4.                                       Vacancies. A vacancy in any office because of resignation, removal, death or otherwise, may be filled by the Board of Directors for the unexpired portion of the term.

5.                                       Chairman. The Chairman, if present, shall preside at all meetings of the shareholders and of the Board of Directors and shall be the chief executive officer of the Corporation, unless the Board of Directors shall resolve otherwise. Under the direction of the Board of Directors, the Chairman shall have general responsibility for the management and direction of the business, properties and affairs of the Corporation. He shall have general executive powers and also shall perform such other duties and may exercise such other powers as from time to time may be assigned to him by these Bylaws or by the Board of Directors.

6.                                       Vice Chairman. The Vice Chairman, if any, in the absence or disability of the Chairman, shall preside at all meetings of the shareholders and of the Board of Directors. Under the direction of the Board of Directors, the Vice Chairman shall have general responsibility for the management and direction of the business, properties and affairs of the Corporation. He shall have general executive powers and also shall perform such other duties and may exercise such other powers as from time to time may be assigned to him by these Bylaws or by the Board of Directors.

7.                                       President. The President, in the absence or disability of the Vice Chairman, or if there be none, shall preside at all meetings of the stockholders and the Board of Directors. The President shall be the chief operating officer of the Corporation, unless the Board of Directors shall resolve otherwise. Under the direction of the Board of Directors and the Chairman, the President shall have general responsibility for the day to day operation of the business, properties and affairs of the Corporation. He shall have such additional specific powers as from time to time may be assigned to him by these Bylaws or the Board of Directors.

maintain a record of its Shareholders in a form that permits preparation of a list of the names and addresses of all Shareholders in alphabetical order by class of shares showing the number and series of shares held by each. The Corporation shall maintain its records in written form or in another form capable of conversion into written form within a reasonable time.

The Corporation shall keep a copy of the following records: (a) its Articles or Restated Articles of Incorporation and all amendments to them currently in effect; (b) its Bylaws or Restated Bylaws and all amendments to them currently in effect; (c) resolutions adopted by its Board of Directors creating one or more classes or series of shares and fixing their relative rights, preferences, and limitations, if shares issued pursuant to those resolutions are outstanding; (d) the minutes of all Shareholders’ meetings and records of all action taken by Shareholders without a meeting for the past three (3) years; (e) written communications to all Shareholders generally or all Shareholders of a class or series within the past three (3) years, including the financial statements furnished for the past three (3) years; (f) a list of the names and business street addresses of its current Directors and Officers; and (g) its most recent annual report delivered to the Florida Department of State.

2.                                       Shareholder’s Inspection Rights. If a Shareholder gives the Corporation written notice of his demand at least five (5) business days before the date on which he wishes to inspect and copy, he is entitled to inspect and copy, during regular business hours at the Corporation’s principal office, any of the following records: (a) the Corporation’s Articles or Restated Articles of Incorporation and all amendments to them currently in effect; (b) the Corporation’s Bylaws or Restated Bylaws and all amendments to them currently in effect; (c) resolutions adopted by the Board of Directors creating one or more classes or series of shares and fixing their relative rights, preferences, and limitations, if shares issued pursuant to those resolutions are outstanding; (d) the minutes of all Shareholders’ meetings and records of all action taken by Shareholders without a meeting for the past three (3) years; (e) written communications to all Shareholders generally or all Shareholders of a class or series within the past three (3) years, including the financial statements furnished for the past three (3) years; (f) a list of the names and business addresses of the Corporation’s current Directors and Officers; and (g) the Corporation’s most recent annual report delivered to the Florida Department of State.

If (a) a Shareholder makes a demand for inspection in good faith and for a proper purpose, (b) he describes with reasonable particularity his purpose and the records he desires to inspect, (c) the records are directly connected with his purpose, and (d) he gives the Corporation written notice of his demand at least five (5) business days before the date on which he wishes to inspect and copy, he is entitled to inspect and copy, during regular business hours at a reasonable location specified by the Corporation, any of the following records of the Corporation: (i) excerpts from minutes of any meeting of the Board of Directors, records of any action of a committee of the Board of Directors while acting in place of the Board of Directors on behalf of the Corporation, minutes of any meeting of the Shareholders, and records of action taken by the Shareholders or Board of Directors without a meeting, to the extent not otherwise subject to inspection pursuant to this section; (ii) accounting records of the Corporation; (iii) the record of Shareholders; and (iv) any other books and records.

If a Shareholder gives the Corporation written notice of his demand at least fifteen (15) business days before the date on which he wishes to inspect and copy, he is entitled to inspect and copy, during regular business hours at a reasonable location in Florida specified by the Corporation, (a) the Corporation’s Bylaws or Restated Bylaws and all amendments to them currently in effect and (b) a list of the names and business street addresses of the Corporation’s current Directors and Officers.

3.                                       Annual Reports. On or after January 1 and on or before May 1 of each year, the Corporation shall deliver to the Florida Department of State for filing a sworn annual report, on such forms as the Department of State may prescribe and containing such information as is prescribed by law. Similar reports shall be filed as required by law in those jurisdictions other than the State of Florida where the Corporation may be authorized to transact business.

4.                                       Financial Statements. Unless modified by resolution of the Shareholders within 120 days of the close of each fiscal year, the Corporation shall furnish its Shareholders annual financial statements, which may be consolidated or combined statements of the Corporation and one or more of its subsidiaries, as appropriate, that include a balance sheet as of the end of the fiscal year, an income statement for that year, and a statement of cash flows for that year. If financial statements are prepared for the Corporation on the basis of generally accepted accounting principles, the annual financial statements must also be prepared on that basis.

If the annual financial statements are reported upon by a public accountant, his report must accompany them. If not, the statements must be accompanied by a statement of the President or the person responsible for the Corporation’s accounting records (a) stating his reasonable belief whether the statements were prepared on the basis of generally accepted accounting principles and, if not, describing the basis of preparation; and (b) describing any respects in which the statements were not prepared on a basis of accounting consistent with the statements prepared for the preceding year.

The Corporation shall mail the annual financial statements to each Shareholder within 120 days after the close of each fiscal year or within such additional time thereafter as is reasonably necessary to enable the Corporation to prepare its financial statements if, for reasons beyond the Corporation’s control, it is unable to prepare its financial statements within the prescribed period. Thereafter, on written request from a Shareholder who was not mailed the statements, the Corporation shall mail him the latest annual financial statements.

5.                                       Other Reports to Shareholders. If the Corporation indemnifies or advances expenses of defense to any Director, Officer, employee, or agent otherwise than by court order or action by the Shareholders or by an insurance carrier pursuant to insurance maintained by the Corporation, the Corporation shall report the indemnification or advance in writing to the Shareholders with or before the notice of the next Shareholders’ meeting, or prior to such meeting if the indemnification or advance occurs after the giving of such notice but prior to the time such meeting is held, which report shall include a statement specifying the persons paid, the amounts paid, and the nature and status at the time of such payment of the litigation or threatened litigation.

If the Corporation issues or authorizes the issuance of shares for promises to render services in the future, the Corporation shall report in writing to the Shareholders the number of shares authorized or issued, and the consideration received by the Corporation, with or before the notice of the next Shareholders’ meeting.

ARTICLE VIII - MISCELLANEOUS

1.                                       Distributions to Shareholders. The Board of Directors may authorize and the Corporation may make distributions to its Shareholders subject to restriction by the Articles of Incorporation and the limitations provided by law. Dividends may be paid in cash, in property, or in shares of stock, subject to the provisions of the Articles of Incorporation and applicable law.

2.                                       Corporate Seal. The Board of Directors may provide for a corporate seal, which may be altered at will and used itself or by a facsimile thereof, by impressing or affixing it or in any other manner reproducing it.

3.                                       Execution of Instruments. All bills, notes, checks, other instruments for the payment of money, agreements, indentures, mortgages, deeds, conveyances, transfers, certificates, declarations, receipts, discharges, releases, satisfactions, settlements, petitions, schedules, accounts, affidavits, bonds, undertakings, proxies, and other instruments or documents may be signed, executed, acknowledged, verified, delivered, or accepted on behalf of the Corporation by such Officers, employees, or agents of the Corporation as the Board of Directors may from time to time direct.

4.                                       Indemnification. The Corporation shall indemnify any person who is or was a Director, Officer, employee, or agent of the Corporation or was serving at the request of the Corporation as a Director, Officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, to the full extent permitted by law.

The Corporation may purchase and maintain insurance on behalf of any person who is or was a Director, Officer, employee, or agent of the Corporation or is or was serving at the request of the Corporation as a Director, Officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this section.

ARTICLE IX - AMENDMENTS

The Corporation’s Board of Directors may amend or repeal the Corporation’s Bylaws unless: (a) the Articles of Incorporation or law reserves the power to amend the Bylaws generally or a particular Bylaw provision exclusively to the Shareholders; or (b) the Shareholders, in amending or repealing the Bylaws generally or a particular Bylaw provision, provide expressly that the Board of Directors may not amend or repeal the Bylaws or that Bylaw provision.

The Corporation’s Shareholders may amend or repeal the Corporation’s Bylaws even though the Bylaws may also be amended or repealed by its Board of Directors.

EXHIBIT C

JACKSONVILLE RADIATION THERAPY SERVICES, INC.

CONSENT IN LIEU OF A SPECIAL
MEETING OF THE BOARD OF DIRECTORS

June 6, 2008

The undersigned, being all of the members of the board of directors (“Board of Directors”) of Jacksonville Radiation Therapy Services, Inc., a Florida corporation (the “Company”), in lieu of holding a special meeting of the Board of Directors of the Company, hereby take the following actions and adopt the following resolutions by unanimous written consent pursuant to the Bylaws of the Company and the Business Corporation Law of the State of Florida:

Reference is hereby made to that certain Credit Agreement (the “Credit Agreement”) dated as of the date hereof among Radiation Therapy Services Holdings, Inc., a Delaware corporation (“Parent”), the Company (as successor to RTS MergerCo, Inc., a Florida corporation (“MergerSub”)), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”) and Wachovia Bank, National Association (“Wachovia”), as Administrative Agent, Collateral Agent, Issuing Bank and Swingline Lender. All capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement or the Interim Loan Credit Agreement as applicable.

APPROVAL OF THE CREDIT AGREEMENT

RESOLVED, that the form, terms and provisions of the Credit Agreement and all of the transactions contemplated thereby, including without limitation the grant of security interest and pledges of collateral, the borrowings and incurrent of indebtedness thereunder, the issuance of any letter of credit thereunder and guaranties of indebtedness thereunder, be and hereby are authorized, adopted and approved in all respects.

FURTHER RESOLVED, that the Company’s performance of its obligations under the Credit Agreement are hereby, in all respects, authorized and approved; and further resolved, that the President, Chief Financial Officer, Chief Executive Officer, any Vice President, Treasurer, Assistant Treasurer, Secretary, Assistant Secretary of the Company and any other officer of the Company (the “Authorized Officers”) are hereby authorized and directed to execute and deliver the Credit Agreement in the name and on behalf of the Company, substantially in the form reviewed by the undersigned, with such changes therein and modifications and amendments thereto as any of the Authorized Officers may in his/her sole discretion approve, which approval shall be conclusively evidenced by his/her execution thereof.

FURTHER RESOLVED, that the form, terms and provisions of each of the agreements, instruments and documents listed below (together with the Credit Agreement, collectively, the “Credit Documents”) to which the Company is a party, each substantially in the form presented to the Board of Directors, the execution, delivery and performance thereof and the grant of security interest, pledges of collateral, borrowings and incurrence of indebtedness thereunder, the issuance of any letter of credit thereunder and the guaranties of indebtedness thereunder, be and hereby are, authorized, adopted and approved in all respects:

(i)                                     the Guaranty and Collateral Agreement and the exhibits and schedules annexed thereto;

(ii)                                  the Notes;

(iii)                               the Letter of Credit;

(iv)                              the Loan Documents and any other financing documents, agreements, notices, assignments, instruments, certificates and other documents as may be reasonably requested by the Administrative Agent or Collateral Agent pursuant to the terms of the Credit Agreement or other Credit Documents or otherwise required by (or agreed among the relevant parties) the Credit Agreement or Credit Documents and all schedules and exhibits attached to the Credit Documents.

FURTHER RESOLVED, that the Company’s performance of its obligations under the Credit Documents, to which the Company is a party, are hereby, in all respects, authorized and approved; and further resolved, that any of the Authorized Officers is hereby authorized and directed to execute and deliver the Credit Documents, to which the Company is a party, in the name and on behalf of the Company, in the form approved, with such changes therein and modifications and amendments thereto as any of the Authorized Officers may in his/her sole discretion approve, which approval shall be conclusively evidenced by his/her execution thereof.

GENERAL

RESOLVED, that in order to carry out fully the intent and effectuate the purposes of the foregoing resolutions, each of the Authorized Officers be, and hereby is, authorized and empowered to take all such further actions including, without limitation, to arrange for, enter into or grant amendments and modifications to, waivers of and consents, as of the closing date thereof and from time to time to the foregoing agreements (the “Agreements”), and to arrange for and enter into supplemental agreements, instruments, certificates, financing statements and other documents relating to the transactions contemplated by the Agreements, and to execute and deliver all such further amendments, modifications, waivers or consents, supplemental agreements, instruments, certificates, financing statements and documents, in the name and on behalf of the Company, and to pay all such fees and expenses, which shall in his or her judgment be deemed necessary, proper or advisable in order to perform the Company’s obligations under or in connection with the Agreements and the transactions contemplated thereby; and

FURTHER RESOLVED, that all actions taken by any Authorized Officers prior to the date of this written consent which are within the authority conferred hereby are ratified, approved and confirmed in all respects.

The actions taken by this consent shall have the same force and effect as if taken at a meeting of the Board of Directors duly called and constituted pursuant to the Bylaws and the laws of the State of Florida.

2

*              *              *              *              *

IN WITNESS WHEREOF, the undersigned have executed this consent of the Board of Directors as of the date first written above.

/s/ Daniel E. Dosoretz
Daniel E. Dosoretz, M.D.

/s/ Michael J. Katin
Michael J. Katin, M.D.

/s/ James H. Rubenstein
James H. Rubenstein, M.D.

/s/ Howard M. Sheridan
Howard M. Sheridan, M.D.

3

Exhibit D

State of Florida

Department of State

I certify from the records of this office that JACKSONVILLE RADIATION THERAPY SERVICES, INC. is a corporation organized under the laws of the State of Florida, filed on April 2, 2008.

The document number of this corporation is P08000034468.

I further certify that said corporation has paid all fees due this office through December 31, 2008, and its status is active.

I further certify that said corporation has not filed Articles of Dissolution.

Given under my hand and the Great Seal of Florida, at Tallahassee, the Capital, this the Sixth day of June, 2008

Secretary of State

Authentication ID: 300130996573-060608-P08000034468

To authenticate this certificate, visit the following site, enter this ID, and then follow the instructions displayed.
https://efile.sunbiz.org/certauthver.html

EXHIBIT E
to
Assistant Secretary’s Certificate

The persons named below have been duly elected and have duly qualified as, and on this day are, officers of the Company and hold the offices set forth opposite their names below, and the signatures set forth opposite their names below are their genuine signatures:

Name	Title	Signature

Daniel E. Dosoretz, M.D.	President and CEO	/s/ Daniel E. Dosoretz

David N.T. Watson	Vice President	/s/ David N.T. Watson

CORPORATION SERVICE COMPANY www.incspot.com	CSC- New York Suite 3100 1133 Avenue of the Americas New York, NY 10036 212-299-5600 212-299-5656 (Fax)

Matter# 92010.133	Order#	609740-1
Project Id:	Order Date	06/13/2008
Additional Reference : RTS

Subject :	JACKSONVILLE RADIATION THERAPY SERVICES, INC.

Jurisdiction :	FL-SECURED TRANSACTION REGISTRY

Request for :	UCC Debtor Search
Thru Date :	June 09, 2008

Result :	Clear

Ordered by MS. SAKINA KARKAT at CAHILL, GORDON & REINDEL

Thank you for using CSC. For real-time 24 hour access to the status of any order placed with CSC, access our website at www.incspot.com.

If you have any questions concerning this order or IncSpot, please feel free to contact us.

David Nickelsen

nickels@cscinfo.com

Corporation Service Company(R) Terms and Conditions

You agree that all information that Corporation Service Company furnishes to you will be used solely as one factor in your credit, insurance, marketing or other business decisions and will not be used (i) in determining a consumer’s eligibility for credit or insurance where such credit or insurance is to be used primarily for personal, family or household purposes, (ii) for employment purposes, or (iii) for governmental licenses. Use of the information in the above manner is a violation of the Fair Credit Reporting Act.

CORPORATION SERVICE COMPANY www.incspot.com	CSC- New York Suite 3100 1133 Avenue of the Americas New York, NY 10036 212-299-5600 212-299-5656 (Fax)

Matter# 92010.133	Order#	609740-1
Project Id:	Order Date	06/13/2008
Additional Reference : RTS

Subject :	JACKSONVILLE RADIATION THERAPY SERVICES, INC.

Jurisdiction :	FL-SECRETARY OF STATE

Request for :	Federal Tax Lien Search
Thru Date :	June 06, 2008

Result :	Clear

Request for :	Local Judgment Search
Thru Date :	June 11, 2008

Result :	Clear

Ordered by MS. SAKINA KARKAT at CAHILL, GORDON & REINDEL

Thank you for using CSC. For real-time 24 hour access to the status of any order placed with CSC, access our website at www.incspot.com.

If you have any questions concerning this order or IncSpot, please feel free to contact us.

Dave Nickelsen

nickels@cscinfo.com

Corporation Service Company(R) Terms and Conditions

You agree that all information that Corporation Service Company furnishes to you will be used solely as one factor in your credit, insurance, marketing or other business decisions and will not be used (i) in determining a consumer’s eligibility for credit or insurance where such credit or insurance is to be used primarily for personal, family or household purposes, (ii) for employment purposes, or (iii) for governmental licenses. Use of the information in the above manner is a violation of the Fair Credit Reporting Act.

CORPORATION SERVICE COMPANY www.incspot.com	CSC- New York Suite 3100 1133 Avenue of the Americas New York, NY 10036 212-299-5600 212-299-5656 (Fax)

Matter# 92010.133	Order#	628882-1
Project Id :	Order Date	06/27/2008
Additional Reference : NOT PROVIDED

Entity Name :	JACKSONVILLE RADIATION THERAPY SERVICES, INC. (Debtor)/WACHOVIA BANK, NATIONAL ASSOCIATION, AS COLLATERAL AGENT (Secured Party)

Jurisdiction :	FL-SECURED TRANSACTION REGISTRY

Request for :	UCC Filing

File Type :	ORIGINAL

Result :	Filed

File Number :	200808631444
Filing Date :	06/27/2008

Ordered by MS. SAKINA KARKAT at CAHILL, GORDON & REINDEL

Thank you for using CSC. For real-time 24 hour access to she status of any order placed with CSC, access our website at www.incspot.com.

you have any questions concerning this order or IncSpot, please feel free to contact us.

Dave Nickelsen
nickels@cscinfo.com

The responsibility for verification of the flies and determination of the information therein lies with the filing officer; we accept no liability for errors or omissions.

FLORIDA SECURED TRANSACTION REGISTRY

CSC

MATTHEW

PICK-UP

UCC number 200808631444 has been filed with the Florida Secured Transaction Registry. The expiration date for the filing is 06/27/2013.

Complete information related to the UCC filing is available on the Internet at www.FloridaUCC.com. It is your responsibility to review all information associated with this filing to ensure information has been recorded correctly.

Please note: the State of Florida has approved revised versions of the following forms:

1) State of Florida Uniform Commercial Code Financing Statement Form (Form UCC-1)

2) State of Florida Uniform Commercial Code Financing Statement Form - Addendum (Form UCC-1 Addendum)

3) State of Florida Uniform Commercial Code Financing Statement Amendment Form (Form UCC-3)

4) State of Florida Uniform Commercial Code Financing Statement Amendment Form - Addendum (Form UCC-3 - Addendum)

These forms are available for download from: www.FloridaUCC.com.

If you have questions or concerns about this filing, please call FLORIDAUCC, Inc. at

(850) 222-8526.

STATE OF FLORIDA UNIFORM COMMERCIAL CODE		FILED
FINANCING STATEMENT FORM		2008 Jun 27 AM 12:00
A. NAME & DAYTIME PHONE NUMBER OF CONTACT PERSON		**** 200808631444 ****
Sakina Karkat 212-701-3365		***D * 2001000259-25.00***25.00***
B. SEND ACKNOWLEDGEMENT TO

Name	CSC
Address	P.O. Box 5828
Address	Tallahassee, FL 32314
City/State/Zip	(800) 342-8086

THE ABC

1. DEBTOR’S EXACT FULL LEGAL NAME – INSERT ONLY ONE DEBTOR NAME (1a OR 1b) – Do Not Abbreviate or Combine Names

1a. ORGANIZATION’S NAME	JACKSONVILLE RADIATION THERAPY SERVICES, INC.

1b. INDIVIDUAL’S LAST NAME		FIRST NAME	MIDDLE NAME		SUFFIX

1c. MAILING ADDRESS		CITY	STATE	POSTAL CODE	COUNTRY
2234 Colonial Boulevard		Fort Myers	PL	33907	USA

1d. TAX ID#	REQUIRED ADD’L INFO	1e. TYPE OF ORGANIZATION	1f. JURISDICTION OF ORGANIZATION	1g. ORGANIZATIONAL ID#
	RE: ORGANIZATION DEBTOR	Corporation	Florida	P08000034468	☐ NONE

2. ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME – INSERT ONLY ONE DEBTOR NAME (2a OR 2b) – Do Not Abbreviate or Combine Names

2a. ORGANIZATION’S NAME

2b. INDIVIDUAL’S LAST NAME		FIRST NAME	MIDDLE NAME		SUFFIX

2c. MAILING ADDRESS		CITY	STATE	POSTAL CODE	COUNTRY

2d. TAX ID#	REQUIRED ADD’L INFO	2e. TYPE OF ORGANIZATION	2f. JURISDICTION OF ORGANIZATION	2g. ORGANIZATIONAL ID#
	RE: ORGANIZATION				☐ NONE
DEBTOR

3. SECURED PARTY’S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P)– INSERT ONLY ONE SECURED PARTY NAME (3a OR 3b)

3a. ORGANIZATION’S NAME	Wachovia Bank, National Association, as Collateral Agent

3b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX

3c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
301 South College Street, Attn: Kirk Teach	Charlotte	NC	28202	USA

4. This FINANCING STATEMENT covers the following collateral:

All assets of the Debtor whether now owned or hereafter acquired or in which Debtor otherwise has rights and all proceeds thereof.

5. ALTERNATE DESIGNATION (if applicable)	☐ LESSEE/LESSOR	☐ CONSIGNEE/CONSIGNOR	☐ BAILEE/BAILOR
	☐ AG. LIEN	☐ NON-UCC FILING	☐ SELLER/BUYER

6. Florida DOCUMENTARY STAMP TAX – YOU ARE REQUIRED TO CHECK EXACTLY ONE BOX

☐ All documentary stamps due and payable or to become due and payable pursuant to s. 201.22 F.S., have been paid.

☒ Florida Documentary Stamp Tax is not required.

7. OPTIONAL FILER REFERENCE DATA To Be Filed With The Florida Secured Transaction Registry. (92010.133)

STANDARD FORM - FORM UCC-1 (REV.12/2001)	Filing Office Copy	Approved by the Secretary of State, State of Florida

Bank of America Plaza 813.229.7600
101 East Kennedy Boulevard 813.229.1660 fax
Suite 2800
Tampa, Florida 33602
www.slk-law.com

June 19, 2008

To the Administrative Agent, Collateral

Agent, Co-Syndication Agents, Co-Documentation

Agents, Joint Lead Arrangers, and Sole Bookrunner,

and each of the Lenders party to the

Credit Agreement referred to below:

Ladies and Gentlemen:

We have acted as counsel to Jacksonville Radiation Therapy Services, Inc., a Florida corporation (the "New Guarantor") solely in connection with the negotiation, execution, and delivery of that certain Supplement No. 1 dated as of February 21, 2008, executed by the New Guarantor in connection with that certain Credit Agreement dated February 21, 2008 (the "Credit Agreement"), by and among Radiation Therapy Services, Inc., a Florida corporation ("Borrower") and Radiation Therapy Services Holdings, Inc., a Florida corporation ("Parent"), the banks and other lending institutions from time to time party thereto (each a "Lender" and collectively the "Lenders"), Wachovia Bank, National Association ("Wachovia" or "Agent"), as Administrative Agent, Collateral Agent, Swingline Lender and Issuing Bank, BNP Paribas and General Electric Capital Corporation, as Co-Syndication Agents, Sumitomo Mitsui Banking Corporation and Fifth Third Bank, as Co-Documentation Agents, Wachovia Capital Markets, LLC, BNP Paribas Securities Corp. and Sumitomo Mitsui Banking Corporation, as Joint Lead Arrangers and Wachovia Capital Markets, LLC, as Sole Bookrunner. This opinion is being delivered at your request in accordance with Section 6.9 of the Credit Agreement. Initially capitalized terms not otherwise defined herein shall have the meanings provided therefor in the Credit Agreement.

We represent New Guarantor from time to time on specific matters that are referred to us, but are not general counsel for New Guarantor. Whenever our opinion is based on our knowledge or awareness of the existence or absence of facts, we mean that, during the course of our engagement for this opinion, no information has come to the attention of any of our attorneys working on the opinion engagement that would give them actual knowledge of the existence or absence of such facts. We have not undertaken any independent investigation to determine the existence or absence of such facts, and no inference as to our knowledge of the existence or absence of such facts should be drawn from our engagement.

We are qualified to practice law in the State of Florida (the "State"), and we have not made a review of the laws of any jurisdiction other than the State. We do not express any opinion on any laws other than the laws of the State.

As such counsel, we have reviewed originals, or copies certified or otherwise authenticated to our satisfaction, of the following documents as executed and/or delivered as of the date hereof unless otherwise noted below:

1.                                       the Credit Agreement;

2.                                       that certain Guaranty and Collateral Agreement dated as of February 21, 2008, by and among Parent, Borrower, the Subsidiary Guarantors named therein, and Wachovia (as amended by Supplement No. 1, the "Guaranty and Collateral Agreement");

3.                                       Supplement No. 1 to the Guaranty and Collateral Agreement dated as of February 21, 2008;

TAMPA                                               TOLEDO                                               CHARLOTTE                 COLUMBUS

4.                                       the UCC Financing Statement with respect to the personal property of the New Guarantor, naming the New Guarantor as debtor therein (the "Financing Statement"); and

5.                                       organizational and operational documents for the New Guarantor, including Articles of Incorporation dated April 2, 2008, Bylaws adopted April 2, 2008, a Certificate of Good Standing dated June 6, 2008, an Assistant Secretary's and Incumbency Certificate dated as of June 6, 2008, and a Consent in Lieu of a Special Meeting of the Board of Directors of New Guarantor, dated June 6, 2008 (collectively, the "Reviewed Organization Documents")

The documents described in items (2) and (3) immediately above are hereinafter collectively called the "Transaction Documents."

In giving this opinion, we have assumed the following:

(i)                                     all signatures and all documents that we reviewed are genuine;

(ii)                                  all items submitted to us as originals are authentic;

(iii)                               all items submitted to us as copies conform to the originals;

(iv)                              each party to the Transaction Documents other than New Guarantor legally exists and has the power, authority and capacity to enter into and perform all of its obligations under the Transaction Documents;

(v)                                 each party to the Transaction Documents other than New Guarantor, has been duly organized, is validly existing and is in good standing in the state or other jurisdiction of its organization;

(vi)                              each party to the Transaction Documents other than New Guarantor, has duly authorized the execution, delivery and performance of each of the Transaction Documents to which it is a party;

(vii)                           all natural persons executing the Transaction Documents are legally competent to do so;

(viii)                        each party to the Transaction Documents other than New Guarantor, has duly authorized the execution, delivery and performance of the Transaction Documents executed by it or on its behalf;

(ix)                                each party to the Transaction Documents other than New Guarantor has duly executed such Transaction Documents and has delivered the same to Lender in the form that we reviewed;

(x)                                   the respective obligations of each party to the Transaction Documents other than New

Guarantor are legal, valid, binding and enforceable against each such party;

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(xi)                                the representations and warranties by the New Guarantor, and any other party(ies) in the Transaction Documents relevant to this opinion, are true and complete;

(xii)                             the Financing Statement correctly shows the mailing address of the New Guarantor, the name of the Lender, and an address of the Lender from which information concerning the security interest evidenced by the Financing Statement may be obtained;

(xiii)                          the Financing Statement has been filed with the Florida Secured Transaction Registry;

(xiv)                         the Lender will continue the effectiveness of the Financing Statement during the six (6) month period prior to each fifth (5th) anniversary date of the original filing of the Financing Statement, in the event the loan term is longer than five (5) years; and

(xv)                            the actual amount of interest reserved (and other charges in the nature of interest) in connection with the Loan(s) evidenced by the Credit Agreement does not exceed 25% simple interest per annum.

Based upon and subject to the foregoing, it is our opinion that:

1.                                            The New Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the state of Florida. The New Guarantor (a) has full corporate power and authority to own its assets and conduct the businesses in which it is now engaged and as are expressly contemplated by the Transaction Documents, and has full corporate power and authority enter into each of the Transaction Documents to which it is a party and to perform its obligations thereunder and consummate the transactions contemplated therein and (b) has taken all corporate action necessary to authorize the execution, delivery and performance of each Transaction Document.

2.                                            Neither the execution or delivery of, nor performance by the New Guarantor of its obligations under, the Transaction Documents (a) do or will conflict with, violate or constitute a breach of (i) any of the Reviewed Organization Documents of the New Guarantor, or (ii) any laws, rules or regulations of the State applicable to the Guarantor, or (b) requires the prior consent of, notice to, license from or filing with any Governmental Authority which has not been duly obtained or made on or prior to the date hereof, or (c) does or will result in the violation of any law, statute, rule or regulation of the State or any judgment, decree, or order of any Governmental Authority of the State known to us to be applicable to the New Guarantor.

3.                                            No state or local documentary, stamp, intangibles, excise or other tax or fee is payable to any Governmental Authority of the State, in connection with the execution, delivery, enforcement, recording or filing of any of the Transaction Documents or the Financing Statement, other than routine per

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page filing fees in connection with the filing of the Financing Statement and court costs and fees that may be or become payable in connection with the enforcement of the Transaction Documents.

4.                                       The Financing Statement is in a form sufficient (together with the tender of necessary filing fees) for filing with the office of the Florida Secured Transaction Registry. The Administrative Agent upon the filing of the Financing Statement with the Florida Secured Transaction Registry will have a perfected security interest in that portion of the Article 9 Collateral (defined below) owned by the New Guarantor in which a security interest is perfected by filing a financing statement under the Uniform Commercial Code as in effect in the State of Florida (the "Florida UCC").

5.                                       The Guaranty and Collateral Agreement is effective to create in favor of Administrative Agent for the benefit of the Secured Parties named in the Credit Agreement, a valid security interest in the collateral of the New Guarantor described therein to which Article 9 of the Florida UCC is applicable (the "Article 9 Collateral").

6.                                       The Loan will not violate applicable Florida usury laws, provided that Lender does not charge or collect interest (taking into account as interest all charges, however labeled, that are charges for the use of money), at an effective rate in excess of twenty-five percent (25%) per annum, simple interest, calculated on the basis of a year of 365 or 366 days, as applicable.

The opinions rendered herein are subject to the following qualifications:

(i)                                          the effect of laws governing bankruptcy, reorganization, fraudulent conveyances and transfers, moratorium, and insolvency and the enforcement of creditors' rights generally which may restrict the enforcement of the remedies provided therein, but that, in our opinion, will not materially interfere with the practical realization of the benefits or the security intended to be provided therein or thereby;

(ii)                                       the application of general principles of equity; and,

(iii)                                    standards of commercial reasonableness, conscionability, and good faith and the exercise of judicial discretion.

We express no opinion on any of the following:

(i)                                          any change (from one state, to another state) in the location (within the meaning of the Florida UCC) of New Guarantor, or any change in the name or corporate structure of New Guarantor;

(ii)                                       the compliance with any laws regulating occupational health and safety of workers, environmental matters, including hazardous wastes or materials, zoning or building, securities, insurance, banking or antitrust activities, except as expressly set forth herein;

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(iii)                                    Except as specifically set forth in opinion number 3 above, any federal, state or local tax matters, including any corporate income taxes, intangible taxes, documentary stamp taxes, franchise fees or other taxes that may be applicable to the transactions addressed herein, except as expressly set forth herein; or

(iv)                                   federal securities laws and regulations (including all other laws and regulations administered by the United States Securities and Exchange Commission), and laws and regulations relating to commodity (and other) futures and indices and other similar instruments;

(v)                                      pension and employee benefit laws and regulations (e.g., ERISA);

(vi)                                   federal and state laws and regulations concerning filing and notice requirements (such as the Hart-Scott-Rodino Antitrust Improvements Act of 1986, as amended, and the Exon-Florio Act, as amended);

(vii)                                federal and state antitrust and unfair competition laws and regulations;

(viii)                             compliance with fiduciary duty requirements;

(ix)                                     the statutes and ordinances, the administrative decisions and the rules and regulations of counties, towns, municipalities and special political subdivisions (whether created or enabled through legislative action at the federal, state or regional level—e.g., water agencies, joint power districts, turnpike and tollroad authorities, rapid transit districts or authorities, and port authorities), applicable zoning and building laws, ordinances, code, rules or regulations and judicial decisions to the extent that they deal with any of the foregoing;

(x)                                        fraudulent transfer and fraudulent conveyance laws;

(xi)                                     federal and state environmental, tax, land use and subdivision, racketeering laws and regulations (e.g., RICO), health and safety (e.g. OSHA) and labor laws and regulations;

(xii)                                  federal patent, trademark and copyright, state trademark, and other federal and state intellectual property laws and regulations;

(xiii)                               federal and state laws, regulations and policies concerning (a) national and local emergency, (b) possible judicial deference to acts of sovereign states, and (c) criminal and civil forfeiture laws;

(xiv)                              Regulations U and X of the Federal Reserve Board, and any other federal and state statutes of general application to the extent they provide for criminal prosecution (e.g., mail fraud and wire fraud statutes);

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(xv)                                 any laws, regulations, directives and executive orders that prohibit or limit the enforceability of obligations based on attributes of the party seeking enforcement (e.g., the Trading with the Enemy Act and the International Emergency Economic Powers Act);

(xvi)                         the effect of any law, regulation or order which hereafter is enacted, promulgated or issued;

(xvii)                           title to any property;

(xviii)                        the Anti-Terrorism Order, including Executive Order No. 13224 on Terrorism Financing, effective September 24, 2001 and the United and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (together, the "Anti-Terrorism Order") as amended, all rules and regulations promulgated thereunder and all federal, state and local laws, statutes, ordinances, orders, governmental rules, regulations, licensing requirements and policies relating to the Anti-Terrorism Order, the foreign assets control regulations of the United States Treasury Department, and to the extent the following relate to any Anti-Terrorism Law such anti-terrorism law or regulation (including without limitation the Executive Order of September 23, 2001 Blocking Property and Prohibiting Transactions and Persons Who Commit and Threaten to Commit or Support Terrorism) or the Anti-Terrorism Order: the ownership and operation of, or otherwise regulation of, companies which conduct, operate or otherwise pursue the business or businesses now and in the future conducted, operated or otherwise pursued by the Borrowers including, without limitation, the importation, transportation, manufacturing, dealing, purchase, use or storage of explosive materials;

(ixx)                                     the Federal Power Act, as amended, and the regulations implementing the Federal Power Act, all rules and regulations promulgated under any of the foregoing statutes, the rules, regulations and policies of the Federal Energy Regulatory Commission and any other federal or any state or local regulatory authority, and all other federal, state and local laws, orders, regulations, licensing requirements and policies regulating, public utilities, electric utilities or energy facilities or services (and including without limitation any requirement under any such federal, state or local law or regulation that any Loan Party obtain any consent, approval, authorization or order in order to enter into the Loan Documents and perform the transactions contemplated thereby or the effect of any failure to obtain any such consent, approval authorization or order);

(xx)                                        federal, state and local liquor licensing laws and regulations;

(xxi)                                     the USA Patriot Act of 2001 and the rules, regulations and policies promulgated thereunder and any foreign assets control regulations of the United States Treasury Department or any enabling legislation or orders relating thereto.

(xxii)                             any insurance, HMO, health insurance laws, regulations, directives or executive orders;

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(xxiii)                         Federal, state and local laws, regulations, licensing requirements and policies relating to health care, Medicare, Medicaid or CHAMPUS (including those of any state regulatory agency or Centers for Medicare and Medicaid Services); and/or

(xxiv)                        Federal, state, or local regulation or order, of any authority, which relates to or otherwise imposes liability or standards of conduct concerning the licensure, certification, qualification, or operation of a clinical or pathology laboratory, medical practice or other aspect of a Person's business subject to such laws, including but not limited to laws governing Medicare and Medicaid laboratories, laws regarding the professional standards of health care professionals; laws governing patient confidentiality and privacy; laws governing the corporate practice of medicine; laws governing laboratories; laws relating to kickbacks, self-referrals and access to health care, as well as the Employee Health Care Access Act; 21 U.S.C. 301-392, the Federal Food Drug and Cosmetic Act; 21 U.S.C. 821 et seq., the Federal Drug Abuse Act; Sections 1128, 1128A and 1128B of the Social Security Act; The Clinical Laboratory Improvement Amendments of 1988; 42 U.S.C. 1320a-7b, 42 C.F.R. Part 1001, 42 C.F.R. Chapter IV, Subchapter C; Sections 1876 or 1903 of the Social Security Act; 45 C.F.R., Part 74; 45 C.F.R., Part 92; 42 C.F.R. 455.109, Section 306 of the Clean Air Act; 42 U.S.C. 1857(h) et seq., Section 508 of the Clean Water Act; 33 U.S.C. 1368 et seq., Executive Order 11738 and Environmental Protection Agency regulations; 40 C.F.R..Part 15, Title VI of the Civil Rights Act of 1964; 42 U.S.C. 2000 d et seq., Section 504 of the Rehabilitation Act of 1933; 29 U.S.C. 7940; Title IX of the Education Amendments of 1972, 20 U.S.C. 1681 et seq., the Age Discrimination Act of 1975; 42 U.S.C. 6101 et seq., Section 654 of OBRA '81; 42 U.S.C. 9849 and the Americans with Disabilities Act of 1990; P.L. 101-336, OBRAs 1986 through 1993, as amended, the Health Insurance Portability and Accountability Act, as amended, and any other similar Federal, state or local Regulations.

Our opinions contained herein are rendered solely in connection with the transactions contemplated under the Transaction Documents and may not be relied upon in any manner by any Person other than the addressees hereof, any successor or assignee of any addressee (including successive assignees) and any Person who shall acquire a participation interest in the interest of any Lender (collectively, the "Reliance Parties"), or by any Reliance Party for any other purpose. Our opinions herein shall not be quoted or otherwise included, summarized or referred to in any publication or document, in whole or in part, for any purpose whatsoever, or furnished to any Person other than a Reliance Party (or a Person considering whether to become a Reliance Party), except as may be required of any Reliance Party by applicable law or regulation or in accordance with any auditing or oversight function or request of regulatory agencies to which a Reliance Party is subject.

We assume no obligation to revise or supplement this opinion if any law now in effect is changed by legislative action, judicial decision or otherwise or if any facts upon which we have relied subsequently change or prove incorrect.

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Very truly yours,

/s/ Shumaker, Loop & Kendrick, LLP
Shumaker, Loop & Kendrick, LLP

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